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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 5, 2005


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Compensation Committee of the Board of Directors of Nordstrom, Inc. (the "Compensation Committee") recently approved bonus goals, performance levels and award levels that may be earned during the fiscal year ending January 28, 2006 ("Fiscal Year 2005") under the Company's shareholder approved Executive Management Group Bonus Plan (the "Plan").

Under the Plan, bonus awards are paid only when performance goals are achieved. The bonus target and maximum payments are expressed as a percentage of base salary and the bonus goals vary by position depending on each participant's area of responsibility and influence.

Fiscal Year 2005 bonus arrangements for the Company's Named Executive Officers were approved by the Compensation Committee as follows:


Named	            Bonus Target   Bonus Maximum                             Bonus
Executive            as a % of       as a % of          Bonus               Measure
Officer             Base Salary    Base Salary         Measures            Weighting
--------------------------------------------------------------------------------------
Blake W. Nordstrom    100%           250.0%      -Earnings before taxes/       100.0%
President                                         Return on invested capital


Peter E. Nordstrom    125%           312.5%      -Earnings before taxes/        75.0%
Executive Vice                                    Return on invested capital
President                                        -Full-Line Stores net income   25.0%


Erik B. Nordstrom     125%           312.5%      -Earnings before taxes/        75.0%
Executive Vice                                    Return on invested capital
President                                        -Full-Line Stores net income   25.0%


Michael G. Koppel      60%           150.0%      -Earnings before taxes/        75.0%
Executive Vice                                    Return on invested capital
President                                        -Planning & budget initiative  12.5%
                                                 -Expense initiative            12.5%

James O'Neal           60%           150.0%      -Earnings before taxes         75.0%
Executive Vice                                   -Nordstrom Product Group gross 15.0%
President                                         margin return on investment
                                                 -Nordstrom Product Group       10.0%
                                                  total expenses



ITEM 7.01  REGULATION FD DISCLOSURE

On May 5, 2005, Nordstrom, Inc. issued a press release announcing its preliminary April 2005 sales. A copy of this press release is attached as
Exhibit 99.1.







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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Michael G. Koppel
                                                -----------------------
                                                Michael G. Koppel
                                                Executive Vice President and
                                                Chief Financial Officer


Dated: May 5, 2005






































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EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

99.1          Nordstrom April 2005 Preliminary Sales Release, dated
              May 5, 2005.